
                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998


                                                             Market
     Shares                                                   Value
----------------------------------------------------------------------
               COMMON STOCKS  - 94.97%
               BASIC MATERIALS - 0.40%

     15,000 +  Arqule Inc. .................................  $ 73,594
                                                           -----------

               CAPITAL GOODS - 5.34%
     60,000 +  Flow Intl. Corp. ............................   575,625
      2,000    Hewlett Packard Co. .........................   136,625
      6,000 +  Oribtal Sciences Corp. ......................   265,500
                                                           -----------
                                                               977,750
                                                           -----------

               CONSUMER - CYCLICAL - 10.24%
      4,000 +  Abercrombie & Fitch Co. .....................   283,000
      1,000    Comcast Corp Class "A" Special ..............    58,719
      7,000    Home Depot Inc. .............................   428,313
     10,000 +  Infinity Broadcast ..........................   273,750
      5,000 +  Mossimo Inc. ................................    50,313
      7,000 +  Office Depot Inc. ...........................   258,563
      4,000 +  Pixar .......................................   139,500
      3,000    Tiffany & Co. ...............................   155,625
      2,500    Walgreen Co. ................................   146,406
      5,000 +  Zomax Optical Media .........................    81,563
                                                           -----------
                                                             1,875,752
                                                           -----------

               CONSUMER NON-CYCLICAL - 21.22%
      5,000 +  Agouron Pharmaceuticals Inc. ................   293,594
      3,000 +  Alza Corp. ..................................   156,750
     10,000 +  Biochem Pharma. Inc. ........................   286,875
      8,000 +  Centocor Inc. ...............................   360,500
      7,000 +  Chiron Corp. ................................   183,094
     14,000 +  Corixa Corp. ................................   128,187
     12,000 +  Gene Logic Inc. .............................    83,437
      8,000 +  Genzyme Corp. ...............................   397,750
      5,000 +  Gilead Sciences Inc. ........................   205,156
     10,000    HBO & Co. ...................................   287,187
      7,000 +  Incyte Pharmaceuticals Inc. .................   261,187
      8,000 +  ISIS Pharmaceuticals ........................   103,750
     10,000 +  Liposome Co. Inc. ...........................   154,062
      8,000 +  Ligand Pharmaceuticals - Class B ............    92,750
     20,000 +  Martek Biosciences Corp. ....................   165,000
      8,000 +  Millennium Pharmaceuticals Inc. .............   206,500
      2,500    Pfizer Inc. .................................   313,594
      3,500 +  Transkaryotic Therapies Inc. ................    87,938
     10,500 +  Trimeris Inc. ...............................   120,750
                                                           -----------
                                                             3,888,061
                                                           -----------

               DIVERSIFIED - 0.08%
    230,000    International UNP Holdings Ltd. .............    14,721
                                                           -----------

               ENERGY - 1.51%
      4,000    Halliburton Co. .............................   118,500
     10,000 +  Petroleum Geo- ADR ..........................   157,500
                                                           -----------
                                                               276,000
                                                           -----------

               FINANCIAL - 1.88%
      3,000    Allmerica Financial Corp. ...................   173,625
     10,000 +  CCC Information Services Group ..............   170,625
                                                           -----------
                                                               344,250
                                                           -----------



                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998


                                                             Market
     Shares                                                   Value
----------------------------------------------------------------------
              SERVICES - 17.79%
      4,500 +  America Online Inc. ......................... $ 720,000
      3,000 +  At Home Corp. ...............................   221,813
      6,000    Cintas Corp. ................................   422,437
     10,000 +  Electronic Processing .......................    97,500
     25,000 +  Flexinternational Software ..................    57,812
      7,000 +  J.D. Edwards & Co. ..........................   198,844
      5,000 +  Labor Ready Inc. ............................    98,437
      7,000 +  Learning Co. Inc. ...........................   181,562
      5,000 +  Lernout & Hauspie Speech ....................   163,594
      3,000 +  Network Solutions ...........................   391,313
      6,000    Ogden Corp. .................................   150,375
     35,000 +  Spacehab Inc. ...............................   369,688
      4,000    Waste Management ............................   186,500
                                                           -----------
                                                             3,259,875
                                                           -----------

               TECHNOLOGY - 36.51%
      4,000 +  Analog Devices Inc. .........................   125,500
      3,000 +  Ascend Communications Inc. ..................   197,343
      4,000 +  Check Point Software ........................   182,875
      1,500 +  Cisco Systems Inc. ..........................   139,266
      1,500 +  CMGI Inc. ...................................   159,797
      7,000    Compaq Computer .............................   293,562
      3,000 +  Compuware Corp. .............................   234,281
      6,000 +  Excite Inc. .................................   252,750
      1,000    Intel Corp. .................................   118,531
     10,000 +  Leap Wireless intl. .........................    72,187
      6,500 +  MCI Worldcom Inc. ...........................   466,578
      3,000 +  Metro One Telecommunication Inc. ............    39,000
      5,000 +  Netscape Communications Corp. ...............   302,344
      6,000 +  Network Associates ..........................   398,063
     14,000 +  New Era of Networks, Inc. ...................   614,250
     75,000 +  Object Design Inc. ..........................   494,531
      4,000 +  Qualcomm Inc. ...............................   207,000
      3,000 +  Rambus Inc. .................................   289,875
     10,000 +  Rational Software Corp. .....................   265,000
      8,000 +  RF Micro Devices ............................   367,750
      5,000 +  Rogue Wave Software Inc. ....................    43,359
      6,000 +  Seagate Technology ..........................   181,500
      1,500 +  Siebel Systems Inc. .........................    50,906
      1,500 +  Sterling Commerce ...........................    67,500
      4,000    Texas Instruments ...........................   342,250
      3,000 +  Verisign Inc. ...............................   177,563
     11,500 +  Vitesse Semi-Conductor Corp. ................   523,969
     10,000 +  Wavephore Inc. ..............................    80,469
                                                           -----------
                                                             6,687,999
                                                           -----------


               TOTAL COMMON STOCKS AND WARRANTS
               (Cost $11,021,614) ..........................17,398,002
                                                           -----------


               CONVERTIBLE PREFERRED STOCKS - 0.80%
      5,500    Metromedia International (Cost $130,960) ....   145,750
                                                           -----------

See notes to financial statements.


                                                                          Page 1



                           THE WALL STREET FUND, INC.
                       SCHEDULE OF INVESTMENTS (continued)
                               December 31, 1998


   Principal                                                  Market
    Amount                                                    Value
----------------------------------------------------------------------

                CONVERTIBLE BONDS - 2.66%
   $713,000    Executone Information Systems 7.50% 03/15/2011
                  (Cost $286,654) .......................... $ 488,405
                                                           -----------

               TOTAL INVESTMENTS
                  (Cost $11,439,228) .........  98.43%      18,032,157

               OTHER ASSETS LESS LIABILITIES .   1.57%         287,265
                                                           -----------

               TOTAL NET ASSETS .............. 100.00%     $18,319,422
                                                           ===========


At December 31, 1998, the cost for federal tax purposes is $11,473,333.
Gross unrealized appreciation and depreciation of securities are as follows:

    Gross unrealized appreciation ................. $  6,811,331
    Gross unrealized depreciation .................     (252,507)
                                                    ------------
    Net unrealized appreciation ................... $  6,558,824
                                                    ============


+       Non-income producing security.





                           THE WALL STREET FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS:
Investments in securities, at value
   (cost $11,439,228)  (Note 1)                                     $ 18,032,157
Cash                                                                     339,985
Receivables:
        Investment securities sold                 $ 231,093
        Fund shares sold                              20,297
        Interest and dividends                        19,278
                                                  ----------
                                                                         270,668
Other assets                                                               1,212
                                                                  --------------
        Total Assets                                                  18,644,022

LIABILITIES:
Payables:
        Investment adviser fee                        12,498
        Investment securities purchased              303,640
        Fund shares repurchased                        4,609
        Accrued expenses                               3,853
                                                  ----------

                Total Liabilities                                        324,600
                                                                  --------------
                        Net Assets                                  $ 18,319,422
                                                                  ==============

Net Assets Consist of:
        Paid in capital                                               11,746,775
        Unrealized appreciation on
                investments                                            6,592,929
        Accumulated net realized loss
                on investments                                           (20,282)
                                                                  --------------
                        Net Assets                                  $ 18,319,422
                                                                  ==============

Net asset value and
        redemption price per share
        ($18,319,422/1,949,972 shares
        outstanding) (Note 4)                                             $ 9.39
                                                                  ==============

Maximum offering price per share
        (100/96 of $9.39)                                                 $ 9.78
                                                                  ==============



                       See notes to financial statements.

                           THE WALL STREET FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998

INVESTMENT INCOME:
Income:
        Dividends                                             $  25,444
        Interest                                                 68,985
                                                             ----------
Total income                                                     94,429
                                                             ----------

Expenses:
        Investment adviser fees
          (Note 3)                                              126,063
        Transfer agent fees and
           dividend paying expenses (Note 3)                     22,823
        Custodian fees                                           24,870
        Accounting services (Note 3)                             49,000
        Reports to shareholders                                  20,458
        Professional fees                                        23,951
        Directors fees and expenses                              28,220
        Registration fees                                         7,000
        Miscellaneous                                            15,745
                                                             ----------
Total Expenses                                                  318,130
                                                             ----------
           Net investment loss                                 (223,701)
                                                             ----------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains from
        investment transactions                                 428,546
Net increase in unrealized
        appreciation of investments                           4,639,727
                                                             ----------
Net realized and unrealized gains
        on investments                                        5,068,273
                                                             ----------
Net increase in net assets
        resulting from operations                           $ 4,844,572
                                                            ===========



                           THE WALL STREET FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                FOR THE                FOR THE
                                               YEAR ENDED             YEAR ENDED
                                           DECEMBER 31, 1998       DECEMBER 31, 1997
                                           -----------------       -----------------

increase (decrease) in net assets
from operations:
Net investment loss                           $  (223,701)          $  (151,434)
Net realized gains from
        investment transactions                   428,546               868,636
Net increase(decrease) in unrealized
        appreciation of investments             4,639,727            (1,054,196)
                                            -------------         -------------
Net increase (decrease) in net assets
        resulting from operations               4,844,572              (336,994)
Distributions to shareholders from:
Net realized gains from
        investment transactions
        ($0.23 and $0.41 per share,
        respectively)                            (435,983)             (834,155)
Net capital share transactions
        (Note 4)                               (1,665,994)              808,663
                                            -------------         -------------
Total increase (decrease) in net assets         2,742,595              (362,486)

NET ASSETS:
Beginning of period                            15,576,827            15,939,313
                                            -------------         -------------

End of period                                $ 18,319,422          $ 15,576,827
                                            =============         =============

                       See notes to financial statements.

                           THE WALL STREET FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks, which, in the opinion of the investment adviser offer prospects of sustained growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS - The fair value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. When market quotations are not readily available securities will be valued at fair value as determined in good faith by the Fund's Board of Directors.

(B) FEDERAL INCOME TAXES - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(2) PURCHASES AND SALES OF SECURITIES:
Purchases and sales of investment securities, during the year ended December 31, 1998 aggregated $27,068,722 and $29,450,359, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER:
The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,000,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

For the year ended December 31, 1998, Wall Street Management Corporation (WSMC) earned investment advisory fees of $126,063 with no reimbursement to the Fund for expenses.

The adviser also serves as the Fund's principal underwriter. For the year ended December 31, 1998, WSMC received $5,358 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $71,823 for the year ended December 31, 1998.

Morse, Williams & Co., Inc. (MWC), 100% owner of WSMC, performs administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the year ended December 31, 1998, no remuneration was paid by the Fund to MWC.

(4) CAPITAL STOCK:
At December 31, 1998 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1998 and the year ended December 31, 1997 were as follows:

                                       1998                      1997
                             -----------------------    -----------------------
                               Shares       Amount       Shares       Amount
                             ---------  -----------     --------   ------------
Shares sold ................  322,128   $ 2,443,294     293,230    $ 2,360,707
Shares issued for
    reinvestment of
    distribution from
    realized gains ........    46,364       393,171     100,096        705,679
Shares redeemed ...........  (541,316)   (4,502,459)   (273,575)    (2,257,723)
                             --------   -----------    --------      ---------
Net  increase(decrease) ...  (172,824)  ($1,665,994)    119,751      $ 808,663
                             ========   ===========    ========      =========

                           THE WALL STREET FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (continued)
                               December 31, 1998

(5) CHANGE IN CERTIFYING ACCOUNTANT:
The Fund terminated the service of PriceWaterhouseCoopers (PWC) as independent auditor of the Fund on January 8, 1999.

None of the reports of PWC on the financial statements of the Fund for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's two most recent fiscal years and subsequent interim period preceding the termination of PWC, there were no disagreements with PWC on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused it to make reference to the subject matter of disagreement in connection with its report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Fund during the Fund's two most recent fiscal years and the subsequent interim period preceding the termination of PWC.

On January 8, 1999, the Fund upon the recommendation of the Audit Committee of the Board of Directors, engaged McGladrey & Pullen, LLP (M&P) as its independent auditor.

During the Fund's two most recent fiscal years and the subsequent interim period preceding the engagement of M&P, neither the Fund nor anyone on its behalf consulted M&P regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Fund's financial statements, and no written or oral advice concerning same was provided to the Fund that was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue.

                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)

                                                                  Year Ended December 31,
                                           1998     1997     1996     1995     1994     1993     1992     1991
                                        ------------------------------------------------------------------------

Net asset value, beginning of period     $ 7.34    $ 7.96   $ 8.19   $ 7.42   $ 8.03   $ 7.60   $ 7.27   $ 5.54
                                         ------    ------   ------   ------   ------   ------   ------   ------

Income from investment operations
Net investment income (loss)               (.11)    (0.08)   (0.06)   (0.03)   (0.02)   (0.02)    0.01     0.03
Net realized and unrealized gains (losses)
        on investments                     2.39     (0.13)    0.98     2.60    (0.38)    1.00     0.54     2.95
                                         ------    ------   ------   ------   ------   ------   ------   ------
Total from investment operations           2.28     (0.21)    0.92     2.57    (0.40)    0.98     0.55     2.98
                                         ------    ------   ------   ------   ------   ------   ------   ------

Less distributions
Dividends from net investment income       0.00      0.00     0.00     0.00     0.00     0.00    (0.01)   (0.03)
Distribution from realized gains
        from security transactions        (0.23)    (0.41)   (1.15)   (1.80)   (0.21)   (0.55)   (0.21)   (1.21)
Return of capital distribution             0.00      0.00     0.00     0.00     0.00     0.00    (0.01)   (0.01)
                                         ------    ------   ------   ------   ------   ------   ------   ------
Total distributions                       (0.23)    (0.41)   (1.15)   (1.80)   (0.21)   (0.55)   (0.22)   (1.25)
                                         ------    ------   ------   ------   ------   ------   ------   ------

Net asset value, end of period           $ 9.39    $ 7.34   $ 7.96   $ 8.19   $ 7.42   $ 8.03   $ 7.60   $ 7.27
                                         ======    ======   ======   ======   ======   ======   ======   ======

Total return**                            31.40%    (2.37%)  11.45%   36.50%   (4.86%)  13.17%    7.61%   54.36%

Ratios/supplemental data
Net assets, end of period (in 000's)     18,319    15,577   15,939   14,383   11,080   11,561   11,202   11,032
Ratio of expenses to average net assets    1.89%     1.82%    1.84%    2.02%    2.12%    2.04%    2.15%    2.10%
Ratio of expenses to average net assets,
        net of reimbursement               1.89%     1.82%    1.82%    1.90%    1.96%    1.96%    1.97%    1.98%
Ratio of net investment income (loss) to
         average net assets               (1.33%)   (0.96%)  (0.70%)  (0.50%)  (0.47%)  (0.31%)  (0.08%)   0.30%
Ratio of net investment income (loss)
        to average net assets,
        net of reimbursement              (1.33%)   (0.96%)  (0.68%)  (0.38%)  (0.31%)  (0.23%)   0.09%    0.43%
Portfolio turnover rate                  165.84%   121.12%  142.11%  143.27%   89.01%  107.22%  112.47%  159.52%

**Excluding Sales Charge

                       See notes to financial statements.

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1998

NEW POSITIONS
Agouron Pharmaceuticals Inc., America Online, Inc., Check Point Software, Comcast Corp. Class "A" Special, CMG Information Services, Inc., Compaq Computer, Compuware Corp., Gilead Sciences, Inc., Gene Logic, Inc., Halliburton Co., HBO & Co., Infinity Broadcast, J.D. Edwards & Co., Labor Ready Inc., Leap Wireless Intl., Mossimo, Inc., Millennium Pharmaceuticals Inc., Metromedia Intl. Conv. Preferred, Metro One Telecommunication Inc., New Era of Networks, Inc., Orbital Sciences, Petroleum Geo, RF Micro Devices, Rambus, Inc., Sterling Commerce, Learning Co., Inc., Trimeris, Inc., Texas Instruments, Verisign, Inc., Wavephore, Inc., Waste Management.


ELIMINATIONS
Barrick Gold Corp., Adaptec, Inc., Applied Materials, Inc., Anadarko Petroleum Corporation, Automatic Data Processing, Avant Corporation, Biogen Inc., Bristol Myers Squibb, Cendant Corp., Ciena Corp., Celeritek Inc., 3 Com Corp., Cybermedia, Inc., Faxsav Inc., First Data Corp., First Health Group Corp., Genzyme Tissue Repair, Gulf Canada Resources, Gateway 2000, Inc., Harbinger Corp., Healthsouth Rehabilitation Corp., International Precious Metal Corp., Jilin Chemical Ind., Johnson & Johnson, Manugistics Group Inc., Metacreations Corp., Metromedia International Group, Mariner Post-Acute Network Inc., Merck & Co., Micron Technology Inc., Newmont Mining, New Plan Realty Trust, Play By Play Toys & Novelties, Perclose Inc., Parametric Technologies, Peoplesoft Inc., Renaissance Worldwide Inc., Polo Ralph Lauren, Sawtek Inc., SCM Microsystems, Select Software Tools Ltd. Spon ADR, Solectron Corp., SONY Corp., Sequent Computer Systems Inc., Tellabs Inc., Telxon Corp., North Face Inc., Treev Inc., Unocal Corp., USA Waste Services Inc., Vantive, Inc., Xilinx Inc., Executone Information Systems, Zygo Corp. Convertible Bonds: Alza Corp., 5.00%, 05/01/2006, Bonneville Pacific Corp., 7.75%, 08/15/2009, VLSI Technology Inc., 8.25%, 10/01/2005.

This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN
After Sales Charge at the Beginning of each period
including Reinvestment of Dividends.
1 YEAR: 26.14%     5 YEAR: 12.26%     10 YEAR: 12.37%

DATE     WALL STREET FUND     RUSSELL GROWTH INDEX
1988        $ 9,450                 $10,000
1989         11,546                  11,421
1990          9,195                   8,971
1991         14,194                  12,889
1992         16,274                  14,997
1993         17,285                  17,548
1994         16,445                  16,989
1995         22,450                  21,442
1996         25,020                  24,607
1997         24,428                  29,656
1998         32,099                  28,634



The maximum initial sales charge payable on an investment in the Fund was 5.50% at December 31, 1988. At public offering price of $10,000, the net investment in the Fund would be $9,450, assuming no waiver or reduction of sales charges. Currently, the maximum sales charge is 4.0%. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
The Fund's broad diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1998. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.

Market prices for your Fund's investments generally increase due to strong corporate earnings and the perception of future earnings. The very high inflow of new funds into the US market increased the prices of large capitalization businesses as investors bought these names and ignored many excellent smaller and medium capitalization issues. The Federal Reserves actions of lowering short term interest rates and adding liquidity changed market perceptions concerning future growth during the last quarter of 1998. Your fund includes small, medium as well as large capitalization issues but is weighted in the faster growing smaller companies.

February 15, 1999

Dear Shareholders:
What a year 1998 turned out to be! Corporate earnings did slow, the President got himself impeached, Russia did essentially default, Brazil hit the wall, and Japan remains a mystery. "Euro"land has as many negatives as positives. Looking at the year ago report and mid-year letters to you, the information turned out fairly prophetic for direction but understated the magnitude of price changes in the marketplace. Since we are fundamental investors because we believe (and practice) that 80% of the investment challenge is getting the fundamentals right we will leave the other 20% to price changes and happily accept that we were able to steer your fund to a 31.4% return. Net asset value per share increased from $7.34 to $9.39 in addition to a $0.23 per share long term capital gain distribution. The vast majority of shareholders reinvested their capital gain in the fund.

Your growth fund places emphasis on making investments in mid cap, small cap and micro-cap companies. Real growth throughout history starts with smaller companies. Shareholders also benefit by participating not only in the earlier stages of corporate revenue growth but also by your fund management's choice to hold winners as their continued earnings make them larger size companies. This strategy proved its value during last year's price volatility and contributed to your funds outperforming the S&P 500, the Dow Jones Industrials, the S&P Mid Cap, and the benchmark Russell 2000 Indexes.

The strong performance in the last quarter of the year led to some impressive full year numbers, with the S&P 500 total return and the Dow Jones Industrials increasing 28.6% and 18.1%, respectively. On the other hand, the Russell 2000 index of smaller capitalization companies still finished the year in negative territory, down 2.5%. Nevertheless an apparent sea change in 1998's fourth quarter portends interesting developments for 1999-2003. We believe there is a strong probability the low point in the US equity markets of October 8, 1998 marked the beginning of a major bull market in small and mid cap stocks and the beginning of a relative out-performance over the very large cap companies and indexes. While the full, calendar fourth quarter numbers show the S&P 500 ahead of the small and mid cap indexes, from the October low, both small and mid cap indexes have outperformed the large caps by about ten percentage points through the end of January 1999. Even more impressive is that despite the early February down draft, both the mid and small cap indexes remain ahead of the S&P 500 since last October 8th.

This broadening out of trend is important to the health of the equity market. While popular averages were strong in 1998, the average NYSE stock was down 8% for the year. Fully half of the percentage gain in the S&P 500 can be attributed to just twelve extremely large companies. At any rate, we are glad to see more marketplace interest in a broader number of stocks: it makes us feel more useful as stock pickers and as liquidity premiums diminish, even a little, the enormous amount of cash that has come into the markets will seek higher growth and better values. Some investors are beginning to perceive that the very large capitalization multinational companies may have a greater relative difficulty in growing themselves in a world of so much international financial turmoil and economic uncertainty. Ample liquidity and relative safety in a growing number of mid-capitalization names may be the hallmark of the last year of the decade. The emerging Internet area has grown to have an overall market capitalization that is larger than the hundred year old energy sector. No wonder that recognized market researchers estimate over 20% of the US Gross Domestic Product will be handled by Internet commerce within three to five years. Our domestic economy's growth seems surer and US mid-caps the safer place to estimate earnings growth.

All large cap companies were once small and we believe that's where the value is for the next several years. Which of the midcap, small cap, microcap or large cap sectors will prove to be the best performers in 1999, is uncertain. The best course for investors pursuing superior value and superior earnings growth is to focus on small businesses that with the combination of management, product, and adaptable business sense have the ability to become large. One of your investments, America On-line, Inc. is the most recent example of such success. This is where investors optimize risk/reward.

We continue to position your fund with a strong diversification, having no more than 3% in any one equity at invested cost. The common thread is that these are growing businesses in different industries with what we believe are first class managements - the basis for fundamental success. While nothing is a sure bet, we believe that superior earnings growth and inherent business values in our portfolio names will be the key to investment performance. Our greatest challenge and our greatest value is being able to identify unassailable earnings growth in investment opportunities for the assets you have entrusted to our management.

You should know that CDA/Weisenberger's January 31, 1999 report on 9,670 mutual funds ranks the Wall Street Fund in the top 3% for the last 12 months, the top 20% for the last three years and the top 30% of all funds for the past 10 years.

Please don't hesitate to communicate with us by phone, letter, or email and of course visit the fund's web site at www.thewallstreetfund.com.

                        Sincerely,

                        /s/ Robert P. Morse
                        Robert P. Morse
                        President

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of The Wall Street Fund, Inc.

We have audited the accompanying statement of assets and liabilities including the schedule of investments of The Wall Street Fund, Inc. as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for periods ended prior to December 31, 1998 were audited by other auditors whose report thereon dated February 20, 1998 expressed an unqualified opinion with respect thereto.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                         /s/ MC GLADREY & PULLEN LLP
New York, New York
February 19, 1999

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Jian H. Wang, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
150 Motor Parkway
Hauppauge, New York 11788


INDEPENDENT ACCOUNTANTS
McGLADREY & PULLEN, LLP
555 Fifth Avenue
New York, New York 10017



                                      THE
                                      WALL
                                     STREET
                                      FUND
                                      INC.


                                 ANNUAL REPORT
                               December 31, 1998